Equity Financing Transactions of the Daughter Companies	6 Months Ended
Jun. 30, 2016
Equity [Abstract]
Equity Financing Transactions of the Daughter Companies
Equity Financing Transactions of the Daughter Companies
During the six months ended June 30, 2016, Teekay Offshore completed private placements of preferred units, which were sold together with warrants exercisable for common units, and common units.

	Total Proceeds Received $	Less: Teekay Corporation Portion $	Offering Expenses $	Net Proceeds Received $
Six Months ended June 30, 2016
Teekay Offshore Preferred Units Offering	100,000	(26,000)	(2,750)	71,250
Teekay Offshore Common Units Offering	102,041	(2,041)	(2,550)	97,450

In June 2016, Teekay Offshore issued 4,000,000 10.50% Series D Cumulative Convertible Perpetual Preferred Units (the Series D Preferred Units) and 4,500,000 warrants exercisable to acquire up to 4,500,000 common units at an exercise price equal to the closing price of Teekay Offshore's common units on June 16, 2016, or $4.55 per unit (the $4.55 Warrants) and 2,250,000 warrants exercisable to acquire up to 2,250,000 common units with an exercise price at a 33% premium to the closing price of Teekay Offshore's common units on June 16, 2016, or $6.05 per unit (the $6.05 Warrants) (together, the Warrants). The Warrants have a seven-year term and are exercisable any time after six months following their issuance date. The Warrants are net settled in either cash or common units at Teekay Offshore's option. The gross proceeds from the sale of these securities was $100.0 million ($97.2 million net of offering costs).

Teekay purchased $26.0 million or 1,040,000 10.50% Series D Preferred Units of Teekay Offshore. Teekay also received 1,170,000 of the $4.55 Warrants and 585,000 of the $6.05 Warrants. The purchase of Teekay Offshore Series D Preferred Units has been accounted for as an equity transaction. Therefore, no gains or losses were recognized in the Company’s consolidated statements of (loss) income as a result of this purchase.

Net cash proceeds from the sale of these securities of $71.3 million, which excludes Teekay's share, was allocated on a relative fair value basis to the Series D Preferred Units ($61.1 million), to the $4.55 Warrants ($7.0 million) and to the $6.05 Warrants ($3.1 million). The Warrants qualify as freestanding financial instruments and are accounted for separately from the Series D Preferred Units. The Series D Preferred Units are presented in the Company's consolidated balance sheet as temporary equity which is above the equity section but below the liabilities section as they are not mandatorily redeemable and the prospect of a forced redemption paid with cash due to a change of control event is not presently probable. The Warrants are recorded as non-controlling interest in the Company's consolidated balance sheets.